UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2011
RAMCO-GERSHENSON PROPERTIES TRUST
(Exact name of registrant as specified in its charter)
Maryland
(State or other jurisdiction of incorporation)

1-10093	13-6908486

(Commission File Number)	(IRS Employer Identification No.)

31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan	48334

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 350-9900
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On March 31, 2011, Ramco-Gershenson Properties Trust (the “Company”) and Ramco-Gershenson Properties, L.P., entered into an underwriting agreement with Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named therein (collectively, the “Underwriters”), in connection with the public offering of 1,600,000 shares of the Company’s 7.25% Series D Cumulative Convertible Perpetual Preferred Shares of Beneficial Interest (the “Series D Preferred Shares”), subject to the Underwriters’ option to purchase an additional 240,000 Series D Preferred Shares. A copy of the underwriting agreement is attached hereto as Exhibit 1.1 and is incorporated by reference. The offering of 1,600,000 Series D Preferred Shares closed on April 6, 2011.
The offering of the Series D Preferred Shares was made pursuant to the Registration Statement on Form S-3 (Registration No. 333-156689), the prospectus dated February 9, 2009, and the related prospectus supplement dated March 31, 2011.
Item 8.01 Other Events.
On March 31, 2011, the Company issued a press release announcing the offering of the Series D Preferred Shares. On March 31, 2011, the Company also issued a press release announcing the pricing of the Series D Preferred Shares. On April 6, 2011, the Company issued a press release announcing the closing of the offering. Copies of the press releases are attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits.
1.1	Underwriting Agreement, dated March 31, 2011, by and among the Company, Ramco-Gershenson Properties, L.P., and Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named therein.

5.1	Opinion of Ballard Spahr LLP.

8.1	Tax Opinion of Honigman Miller Schwartz and Cohn LLP.

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).

23.2	Consent of Honigman Miller Schwartz and Cohn LLP (included in Exhibit 8.1).

99.1	Press Release dated March 31, 2011, entitled “Ramco-Gershenson Announces Commencement of Cumulative Convertible Perpetual Preferred Share Offering.”

99.2	Press Release dated March 31, 2011, entitled “Ramco-Gershenson Prices Offering of Cumulative Convertible Perpetual Preferred Shares.”

99.3	Press Release dated April 6, 2011, entitled “Ramco-Gershenson Closes Offering of Convertible Perpetual Preferred Shares.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST
Date: April 6, 2011	By:	/s/ Gregory Andrews
Gregory Andrews
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
1.1	Underwriting Agreement, dated March 31, 2011, by and among the Company, Ramco-Gershenson Properties, L.P., and Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named therein.

5.1	Opinion of Ballard Spahr LLP.

8.1	Tax Opinion of Honigman Miller Schwartz and Cohn LLP.

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).

23.2	Consent of Honigman Miller Schwartz and Cohn LLP (included in Exhibit 8.1).

99.1	Press Release dated March 31, 2011, entitled “Ramco-Gershenson Announces Commencement of Cumulative Convertible Perpetual Preferred Share Offering.”

99.2	Press Release dated March 31, 2011, entitled “Ramco-Gershenson Prices Offering of Cumulative Convertible Perpetual Preferred Shares.”

99.3	Press Release dated April 6, 2011, entitled “Ramco-Gershenson Closes Offering of Convertible Preferred Shares.”